TECHNOLOGY ADVISORY SERVICES AGREEMENT

技术顾问服务协议

本《技术顾问服务协议》（“本协议”）由以下双方于 2025 年 7 月 23 日签署：

This Technology Advisory Services Agreement (this “Agreement”) is entered into as of July 23, 2025, by and between:

甲方（委托方）：Mercurity Fintech Holdings Inc.，一家依据开曼群岛法律注册成立并存续的公司（以下简称“MFH”或“甲方”）。

Party A (Client): Mercurity Fintech Holdings Inc., a company organized and existing under the laws of the Cayman Islands (“MFH” or “Party A”).

乙方（顾问方）：Power Tech Digital Trading Co., Ltd.，一家依据相关法律注册成立并存续的公司（以下简称“乙方”或“Party B”）。

Party B (Advisor): Power Tech Digital Trading Co., Ltd., a company organized and existing under applicable laws (“Party B”).

甲方与乙方合称“双方”，单独称“一方”。双方基于平等、自愿和诚实信用原则，就甲方聘请乙方作为 AI 技术顾问之相关事宜，达成本协议。

Party A and Party B are hereinafter collectively referred to as the “Parties” and individually as a “Party”. The Parties, in the spirit of equality, voluntariness, and good faith, hereby enter into this Agreement regarding Party A’s engagement of Party B as an AI technology advisor.

第一条 服务内容

Article 1 – Scope of Services

1.1 在本协议约定的服务期限内，乙方应向甲方提供以下技术顾问服务：

1.1 During the term of this Agreement, Party B shall provide the following technology advisory services to Party A:

(1) 一般性科技技术咨询；

(1) General technology advisory services;

(2) AI 数据中心选址与建设咨询，包括但不限于场址评估、技术方案论证及相关配套建议；

(2) Advisory services regarding the site selection and construction of AI data centers, including but not limited to site assessment, technical solution evaluation, and ancillary recommendations;

(3) 小规模核聚变技术相关咨询（仅提供技术参考、技术路径分析和专家意见，不构成工程实施承诺或性能保证）；

(3) Technical advisory services relating to small-scale nuclear fusion technology (limited to technical references, technology pathway analysis, and expert opinions, and not constituting any engineering commitment or performance guarantee);

(4) 电网资源介绍与电力管理咨询，包括但不限于电网接入需求分析、电力负荷管理建议等。

(4) Advisory services on grid resource introduction and power management, including but not limited to analysis of grid access requirements and recommendations on power load management.

1.2 双方可经书面协商一致，对上述服务内容和范围进行合理调整或补充。

1.2 The Parties may, upon mutual written agreement, reasonably adjust or supplement the above scope of services.

第二条 服务期限

Article 2 – Term

2.1 本协议的服务期限为三（3）年，自双方签署本协议之日起生效，除非依本协议提前终止。

2.1 The term of this Agreement shall be three (3) years, commencing on the date of execution of this Agreement, unless earlier terminated in accordance with this Agreement.

第三条 服务报酬

Article 3 – Compensation

3.1 作为乙方根据本协议提供服务的对价，甲方同意向乙方发行 500,000 股甲方普通股作为服务报酬（“报酬股份”）。

3.1 As consideration for the services to be provided by Party B under this Agreement, Party A agrees to issue to Party B 500,000 shares of Party A’s common stock (the “Compensation Shares”).

3.2 报酬股份的计价为每股 2 美元，该价格基于本协议签署日（2025 年 7 月 23 日）甲方普通股之收盘价。

3.2 The Compensation Shares shall be valued at US$2 per share, based on the closing price of Party A’s common stock on the date of execution of this Agreement (July 23, 2025).

3.3 双方同意，甲方应在 2025 年 12 月 31 日之前一次性向乙方发行全部 500,000 股报酬股份。

3.3 The Parties agree that Party A shall issue all 500,000 Compensation Shares to Party B in a single issuance on or before December 31, 2025.

3.4 乙方确认并同意，报酬股份的持有和处置可能受到适用证券法律、交易所规则及任何转售限制的约束。报酬股份可能被标注限制性图例（legend）及/或受转让代理（transfer agent）程序要求约束。

3.4 Party B acknowledges and agrees that the holding and disposition of the Compensation Shares may be subject to applicable securities laws, stock exchange rules, and any applicable resale restrictions. The Compensation Shares may bear a restrictive legend and/or be subject to transfer agent procedures.

3.5 在满足 1933 年《证券法》Rule 144 及其他适用法律法规全部条件（包括但不限于持有期限、信息披露要求及任何适用数量限制）的前提下，自报酬股份发行之日起满六（6）个月后，乙方可依法依据 Rule 144 豁免出售或以其他方式处置报酬股份。为避免歧义，甲方不对乙方能否在特定时间点满足 Rule 144 条件作出保证。

3.5 Subject to the satisfaction of all requirements of Rule 144 under the U.S. Securities Act of 1933 and other applicable laws (including, without limitation, the holding period, current public information requirements, and any applicable volume limitations), Party B may resell or otherwise dispose of the Compensation Shares pursuant to the Rule 144 exemption after six (6) months from the date of issuance of such Compensation Shares. For the avoidance of doubt, Party A makes no representation or guarantee that Party B will be able to satisfy the Rule 144 conditions at any particular time.

第四条 双方义务

Article 4 – Obligations of the Parties

4.1 甲方义务

4.1 Obligations of Party A

4.1.1 甲方应为乙方提供为履行本协议项下服务所合理需要的资料、信息及其他必要协助。

4.1.1 Party A shall provide Party B with such documentation, information, and other assistance as may be reasonably necessary for Party B to perform the services hereunder.

4.1.2 甲方应依照本协议第三条的约定，在约定期限内完成报酬股份的发行。

4.1.2 Party A shall complete the issuance of the Compensation Shares within the time frame set forth in Article 3 of this Agreement.

4.1.3 甲方应对乙方所提供的技术意见及建议进行独立评估，自主作出经营及投资决策，乙方不对甲方的商业决策承担责任。

4.1.3 Party A shall independently evaluate the technical advice and recommendations provided by Party B and shall make its own business and investment decisions, and Party B shall not be liable for Party A's decisions.

4.1.4 甲方应采取一切为完成报酬股份发行所合理必要的公司行为（包括但不限于取得内部授权、董事会/股东批准（如适用）、指示过户代理、完成发行及交付手续），并向乙方提供与发行交割相关的合理协助文件（如适用）。为避免歧义，双方确认本条不构成任何"注册发行"或提交注册声明之义务。

4.1.4 Party A shall take all reasonably necessary corporate actions to effect the issuance of the Compensation Shares (including, without limitation, obtaining internal authorizations and any board/shareholder approvals if applicable, instructing the transfer agent, and completing issuance and delivery procedures), and shall provide Party B with reasonably necessary documentation in connection with such issuance and settlement, if applicable. For the avoidance of doubt, the Parties acknowledge that this Section does not create any obligation to register the offer or resale of the Compensation Shares or to file any registration statement.

4.2 乙方义务

4.2 Obligations of Party B

4.2.1 乙方应按照行业通行的专业标准、谨慎勤勉地向甲方提供本协议项下服务。

4.2.1 Party B shall perform the services contemplated herein with due care, diligence, and in accordance with generally accepted industry professional standards.

4.2.2 在甲方合理要求的情况下，乙方应参加相关会议、提供书面报告或技术说明，以协助甲方理解和评估相关技术方案。

4.2.2 Upon Party A's reasonable request, Party B shall attend relevant meetings and provide written reports or technical memoranda to assist Party A in understanding and assessing the relevant technical proposals.

4.2.3 乙方在提供服务过程中，应遵守适用的法律法规及监管要求。

4.2.3 In performing the services, Party B shall comply with all applicable laws, regulations, and regulatory requirements.

第五条 保密义务

Article 5 – Confidentiality

5.1 乙方应对在履行本协议过程中从甲方获得的所有非公开信息（包括但不限于商业计划、技术资料、财务信息等）承担严格保密义务，未经甲方事先书面同意，不得向任何第三方披露。

5.1 Party B shall keep strictly confidential all non-public information obtained from Party A in connection with this Agreement, including but not limited to business plans, technical data, and financial information, and shall not disclose any such information to any third party without Party A's prior written consent.

5.2 保密义务不适用于以下信息：（1）已为公众普遍知悉的信息；（2）非因乙方违反本协议而成为公众信息的信息；（3）乙方从有合法披露权的第三方正当获得且不负有保密义务的信息；或（4）依据法律、法规或有权机关要求必须披露的信息，但乙方应在法律允许的范围内及时通知甲方。

5.2 The confidentiality obligations shall not apply to: (1) information that is or becomes generally available to the public; (2) information that becomes public through no breach of this Agreement by Party B; (3) information lawfully obtained by Party B from a third party not under a duty of confidentiality with respect to such information; or (4) information that must be disclosed pursuant to applicable laws, regulations, or orders of competent authorities, provided that Party B shall, to the extent permitted by law, notify Party A in a timely manner.

5.3 本条约定的保密义务在本协议终止后仍持续有效三（3）年。

5.3 The confidentiality obligations set forth in this Article shall survive the termination of this Agreement for a period of three (3) years.

第六条 责任限制

Article 6 – Limitation of Liability

6.1 乙方依据本协议向甲方提供的所有意见、分析、报告和建议均为顾问性质，不构成任何形式的工程实施承诺、投资建议、收益保证或结果担保。

6.1 All opinions, analyses, reports, and recommendations provided by Party B under this Agreement are advisory in nature and shall not constitute any form of engineering commitment, investment advice, guarantee of returns, or warranty of results.

6.2 在适用法律允许的最大范围内，乙方对因履行本协议项下服务而产生的任何间接、附带、惩罚性或后果性损失不承担责任。

6.2 To the maximum extent permitted by applicable law, Party B shall not be liable for any indirect, incidental, punitive, or consequential damages arising out of the performance of the services under this Agreement.

第七条 协议终止

Article 7 – Termination

7.1 如一方严重违反本协议的任何条款，且在收到守约方发出的要求其纠正违约行为的书面通知后三十（30）日内未予以纠正，则守约方有权通过书面通知方式单方终止本协议。

7.1 If either Party materially breaches any provision of this Agreement and fails to cure such breach within thirty (30) days after receiving written notice from the non-breaching Party requesting cure, the non-breaching Party may unilaterally terminate this Agreement by written notice.

7.2 除非双方另有书面约定，已经依法发行并交付给乙方的报酬股份，不因本协议的终止而被撤销、收回或退还。

7.2 Unless otherwise agreed in writing by the Parties, any Compensation Shares that have been validly issued and delivered to Party B shall not be revoked, clawed back, or returned as a result of the termination of this Agreement.

第八条 适用法律

Article 8 – Governing Law

8.1 本协议的订立、效力、解释、履行及争议解决均适用美国纽约州法律（不考虑其法律冲突原则）。

8.1 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, U.S.A., without regard to its conflict of laws principles.

第九条 其他条款

Article 9 – Miscellaneous

9.1 本协议构成双方就本协议所涉事项达成的完整协议，并取代双方此前就同一事项达成的任何口头或书面协议、谅解或安排。

9.1 This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, understandings, or arrangements relating to the same subject matter.

9.2 本协议的任何修改、补充或变更均须经双方书面签署后方可生效。

9.2 Any amendment, supplement, or modification to this Agreement shall be valid only if made in writing and signed by both Parties.

9.3 本协议可签署多份，每份均视为正本，具有同等法律效力。

9.3 This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

【以下无正文，为签署页】

[Signature Page Follows]

甲方：Mercurity Fintech Holdings Inc.

Party A: Mercurity Fintech Holdings Inc.

签字：____________________________

By: ____________________________

姓名：___Shi Qiu_______________

Name: _____Shi Qiu_____________

职务：___CEO_________________

Title: ____CEO_____ ___________

日期：___07/23/2025____________

_Date: _____07/23/2025___________

乙方：Power Tech Digital Trading Co., Ltd.

Party B: Power Tech Digital Trading Co., Ltd.

签字：____________________________

By: ____________________________

姓名：____________________________

Name: ___Jax Cole______________

职务：____________________________

Title: _____CEO _______________

日期：____________________________

Date: ____7/23/2025______________

__